COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations, cash flows or financial condition individually and in the aggregate.

As of June 30, 2022, the Company has committed to the purchase of scrubber equipment from Clean Marine AS, a related party, for six vessels owned by the Company, with a remaining financial commitment of $2.1 million, excluding installation costs, due in 2022.

See Notes 9 and 15 for details of other commitments and contingencies.